UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 30, 2007

Kirkland's, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	000-49885	621287151
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

805 North Parkway, Jackson, Tennessee		38305
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	731-668-2444

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 30, 2007, Kirkland's, Inc. (the "Company")issued a press release and conducted a conference call regarding its second quarter 2007 financial results. A copy of the press release and the transcript of the conference call conducted by the Company are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are being furnished, not filed, under Item 2.02 of this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated August 30, 2007 announcing the Company's second quarter financial results.

99.2 Transcript of August 30, 2007 conference call conducted by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland's, Inc.

September 5, 2007	By:	/s/ W. Michael Madden

Name: W. Michael Madden
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued August 30, 2007, of Kirkland's Inc.
99.2	Transcript of August 30, 2007 conference call conducted by the Company